UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2005

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13289	76-0069030
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5847 San Felipe, Suite 3300
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9. 01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agmt.
Form of 1998 Long-Term Incentive Plan Restricted Stock Agmt.
Form of 2004 Directors' Stock Incentive Plan Non-Qualified Stock Option Agmt.
Form of 2004 Directors' Stock Incentive Plan Restricted Stock Agmt.

Item 1.01 Entry into a Material Definitive Agreement.

     On January 3, 2005, Pride International, Inc. granted stock options and restricted stock awards to its nonemployee directors under its 2004 Directors’ Stock Incentive Plan and to certain executive officers under its 1998 Long-Term Incentive Plan. Each nonemployee director received 2,720 shares of restricted stock and options to purchase 6,800 shares of common stock. The grants to Pride’s executive officers are set forth in the following table:

		Shares Underlying	Shares of
Name	Position	Options	Restricted Stock
Paul A. Bragg	President and Chief Executive Officer	130,000	52,000
John R. Blocker, Jr.	Executive Vice President - Operations	85,000	34,000
Louis A. Raspino	Executive Vice President and Chief Financial Officer	85,000	34,000
Lonnie D. Bane	Senior Vice President - Human Resources	62,500	25,000
W. Gregory Looser	Senior Vice President, General Counsel and Secretary	62,500	25,000
Bobby E. Benton	Vice President - Western Hemisphere Operations	42,500	17,000
David Bourgeois	Vice President - North American Operations	40,000	16,000
Gary W. Casswell	Vice President - Eastern Hemisphere Operations	42,500	17,000
Bruce E. Kain	Vice President - Quality, Health, Safety & Environment	25,000	10,000
Mario Kricorian	Vice President - Latin American Operations	42,500	17,000
Steven D. Oldham	Vice President - Treasury and Investor Relations	25,000	10,000
Douglas G. Smith	Vice President and Chief Accounting Officer	25,000	10,000
Jonathan Talbot	Vice President - Marketing	20,000	5,000
Imran Toufeeq	Vice President - Engineering & Technical Services	40,000	16,000

     The stock options expire 10 years from their grant date and have an exercise price of $20.07 per share, the closing price on January 3, 2005. The executive officers’ stock options vest in five equal installments every six months beginning on June 30, 2005, and the directors’ stock options vest in two equal installments on January 3, 2006 and January 3, 2007. The restricted stock vests in four equal annual installments beginning on January 3, 2006.

     Each grant is evidenced by a stock option agreement or a restricted stock agreement, as the case may be. The forms of non-qualified stock option agreement and restricted stock agreement under each of Pride’s 1998 Long-Term Incentive Plan and its 2004 Directors’ Stock Incentive Plan are attached hereto as exhibits and incorporated herein by reference.

Item 9. 01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement.

2

10.3	Form of 2004 Directors’ Stock Incentive Plan Non-Qualified Stock Option Agreement.

10.4	Form of 2004 Directors’ Stock Incentive Plan Restricted Stock Agreement.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ W. Gregory Looser W. Gregory Looser Senior Vice President, General Counsel and Secretary

Date: January 6, 2005

4

EXHIBIT INDEX

No.	Description
10.1	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement.

10.3	Form of 2004 Directors’ Stock Incentive Plan Non-Qualified Stock Option Agreement.

10.4	Form of 2004 Directors’ Stock Incentive Plan Restricted Stock Agreement.

5